                                                                    EXHIBIT 10.5

================================================================================



                          ----------------------------



                            NEWCO LICENSE AGREEMENT


                                    BETWEEN


                                   HFMI TRUST


                                      AND


                          HFMI ACQUISITION CORPORATION



                          Dated as of January 31, 1997



                          ----------------------------


================================================================================

     NEWCO LICENSE AGREEMENT (the "Agreement") dated as of January 31, 1997
                                   ---------
between HFMI TRUST, a Delaware business trust ("Licensor") and HFMI ACQUISITION
                                                --------
CORPORATION., a Delaware corporation ("Newco" or "Licensee").
                                       -----      --------

     (a)  Pursuant to a Trust Agreement dated as of the date hereof (the "Trust
                                                                          -----
Agreement") between Harry's Farmers Market, Inc., a Georgia corporation
---------
("HFMI"), and Wilmington Trust Company, a Delaware banking corporation, as
  ----
Trustee, HFMI has established Licensor pursuant to the Delaware Business Trust Act, as amended.

     (b) Pursuant to a Transfer Agreement dated as of the date hereof (the "Transfer Agreement") between and among Newco, HFMI and Licensor, HFMI has
-------------------
agreed to transfer to Licensor, as more fully described therein and in the Assignment of Intellectual Property annexed thereto as Exhibit A, all right, title and interest worldwide in and to the Intellectual Property (as defined in the Trust Agreement).

     (c) Pursuant to the Trust Agreement, Licensor shall issue to HFMI on the date hereof the Worldwide Class Owner Certificate (as defined in the Trust Agreement) representing the Worldwide Class Intellectual Property (as defined in the Trust Agreement) and the Georgia Class Owner Certificate (as defined in the Trust Agreement) representing the Georgia Class Intellectual Property (as defined in the Trust Agreement), together with the corresponding irrevocable, exclusive, perpetual licenses to the Worldwide Class Intellectual Property and the Georgia Class Intellectual Property.

     (d) Pursuant to an Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement") between Newco and HFMI, HFMI has agreed to transfer to
 ---------------------
Newco the Worldwide Class Owner Certificate, together with the corresponding irrevocable, exclusive, perpetual license to the Worldwide Class Intellectual Property.

     (e) Pursuant to an Administration and Servicing Agreement dated as of the date hereof (the "Administration and Servicing Agreement") between and among
                  --------------------------------------
Licensor, Newco and HFMI, Newco, as Servicer thereunder, has agreed to perform certain services for and on behalf of Licensor with respect to certain matters involving the Intellectual Property.

     (f) Licensor wishes to grant to Licensee and Licensee wishes to receive from Licensor an irrevocable, exclusive, perpetual license with respect to the Worldwide Class Intellectual Property.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                        Grant of License; Sublicensing
                        ------------------------------

          SECTION 1.01  License.  Licensor hereby grants Licensee an
                        -------
irrevocable, exclusive, perpetual license throughout the world, except for the states of Georgia and Alabama, United States of America (the "Worldwide
                                                              ---------
Territory") to use, license or sublicense (or refrain from doing the same) the
---------
Worldwide Class Intellectual Property on and in connection with the manufacture, distribution, sale, promotion, advertising, provision and/or marketing of Newco Products. "Newco Products" shall mean any and all products and services sold,
            --------------
licensed, sublicensed, distributed, advertised, provided, and/or marketed with, under or in connection with the Worldwide Class Intellectual Property.

          SECTION 1.02  Sublicensing. Licensee shall have the right to grant
                        ------------
sublicenses to third parties to use the Worldwide Class Intellectual Property, provided that (i) copies of all such sublicenses granted by Licensee shall be delivered to Licensor immediately after execution and (ii) any such sublicensee shall agree in writing to be bound by the terms of this Agreement and the Administration and Servicing Agreement.


                                  ARTICLE II

     Compliance with Other Agreements; Quality Control and Confidentiality
     ---------------------------------------------------------------------

          In connection with their performance under this Agreement, Licensor and Licensee hereby agree to comply with their respective obligations under the Transfer Agreement and with the quality control and confidentiality terms and procedures set forth in Exhibit A annexed hereto.


                                  ARTICLE III

                       Ownership of Intellectual Property
                       ----------------------------------

          SECTION 3.01 Licensee acknowledges that Licensor owns all legal right, title and interest in and to the Intellectual Property. The parties agree that any use of the Worldwide Class Intellectual Property made by Licensee in connection with the manufacture, distribution, sale, promotion, advertising, provision and/or marketing of Newco Products by Licensee and its affiliates and sublicensees, shall be deemed to have been made by Licensor for purposes of trademark and copyright maintenance and registration, and all such uses (and any goodwill resulting from any such uses) shall inure solely to the benefit of Licensor. Licensee hereby assigns to Licensor any rights acquired by Licensee by operation of law or otherwise as a result of any such use.

          SECTION 3.02 Licensee shall, at Licensor's reasonable request, execute any documents and take any actions reasonably required by Licensor to confirm Licensor's legal title in and to the Intellectual Property and the respective rights of Licensor and Licensee pursuant to this Agreement. Licensee will reasonably cooperate with Licensor and will, at Licensor's reasonable request, take any actions requested by Licensor in connection with the enforcement of Licensor's rights in and to the Worldwide Class Intellectual Property, including, without limitation, the settlement of claims and disputes, the filing and prosecution by Licensor of applications in Licensor's name to register or otherwise protect the Worldwide Class Intellectual Property and the maintenance and renewal of such registrations or similar rights as may issue, subject to the grant to Licensee of the irrevocable, exclusive, perpetual rights hereunder.

          SECTION 3.03 Licensee agrees to take whatever actions that the Licensor reasonably deems to be necessary to effectuate the purposes of this Agreement, including recording this Agreement, or other documents prepared by Licensee and acceptable to Licensor with appropriate government offices throughout the Worldwide Territory. All reasonable costs of compliance with this Section (including recording fees, taxes and attorneys' fees) shall be borne by the Licensee.



                                   ARTICLE IV

                            Miscellaneous Provisions
                            ------------------------

          SECTION 4.01  Amendments.  This Agreement supersedes all prior oral or
                        ----------
written understandings and agreements relating thereto, and may not be modified, discharged or terminated except by a written instrument signed by the parties hereto.

          SECTION 4.02  Waivers.  No failure or delay on the part of any party
                        -------
in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

          SECTION 4.03  Severability.  Any provision of this Agreement that is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 4.04  No Joint Ventures.  Nothing contained in this Agreement
                        -----------------
shall be construed to create a relationship of partnership, joint venture or agency between the parties, and this Agreement shall not confer on any party any power to obligate or bind any other party in any manner whatsoever, except as specifically provided herein.

          SECTION 4.05  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the internal laws of Georgia applicable to agreements made and to be performed wholly within such State, and in accordance with the trademark or copyright laws of the United States, as applicable. The parties hereby consent to the jurisdiction of the state and federal courts of general jurisdiction situated in Georgia for the resolution of all disputes arising out of or relating to this Agreement, and the parties hereby waive any and all defenses of improper venue or that the forum is inconvenient.

          SECTION 4.06  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

          SECTION 4.07  Successors and Assigns.  All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of each party and its respective Successors (as defined in the Trust Agreement).

          SECTION 4.08  Limitation of Liability.  It is expressly understood and
                        -----------------------
agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Licensee and by any person claiming by, through or under it and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

HFMI ACQUISITION CORPORATION                HFMI TRUST

                                            By:  WILMINGTON TRUST
By: /s/ Saad J. Nadhir                           COMPANY, not in its individual
   ------------------------------                capacity but solely as Trustee,
   Name: Saad J. Nadhir
   Title: Chief Executive Officer
                                            By: /s/ Christopher L. Kaiser
                                               ---------------------------------
                                               Name:  Christopher L. Kaiser
                                               Title: Vice President

                                   Exhibit A
                                   ---------


                      QUALITY CONTROL AND CONFIDENTIALITY
                      -----------------------------------


     Newco agrees that all of the Newco Products sold, licensed, sublicensed, distributed, advertised, provided and/or marketed with or in connection with the Intellectual Property shall be of a consistent standard of quality, commensurate with the prestige of the trademarks, service marks, tradename or logos included in the Intellectual Property, consistent with the Specified Quality Standards and bearing the relevant copyright and/or trademark notices, as applicable. The "Specified Quality Standards" shall mean the historical standards of design,
 ---------------------------
functionality, appearance and safety established, as to the date of this Agreement, for all products and services sold, licensed, sublicensed, distributed, advertised, provided and/or marketed with or in connection with the Worldwide Class Intellectual Property.

     Newco shall provide to the Licensor or its authorized agent six samples, or, in the case of services, sufficient information to evaluate the quality of such services, with regard to all Newco Products as each Newco Product is released. Newco shall also provide to the Licensor samples of advertising and marketing material as such material is released.

     The Licensor or its authorized agent shall review such samples and information provided by Licensee in order to ensure that the Newco Products are of a consistent standard of quality commensurate with the prestige of the trademarks, service marks, tradename or logos included in the Intellectual Property, and the Specified Quality Standards and that the advertising and marketing material are properly marked and will not adversely affect the goodwill associated with the trademarks, service marks, Intellectual Property tradename or logos included in the Intellectual Property nor compromise the protection of trademarks (whether or not registered), tradenames, logos, or copyrights (whether or not registered).

     Newco shall cooperate fully with the instructions of the Licensor or its authorized agent with respect to the maintenance of the foregoing standards and promptly make any changes to the Newco Products, advertising or marketing material that the Licensor or its authorized agent reasonably requests in writing in order to achieve compliance with those standards. In the event Newco fails to cooperate fully with the instructions of the Licensor or its authorized agent, or in the event Newco reasonably believes the instructions of the Licensor, or its authorized agent are not warranted, Newco and the Licensor agree to submit the dispute to binding arbitration.

     Newco covenants that with respect to trade secrets, know-how or other confidential information included in the Intellectual Property, it will maintain such standards of confidential treatment (whether by itself, its agents, employees, sublicensees, or others) as may be necessary to preserve any such legal protection as may be available within the Worldwide Territory for these items of the Intellectual Property.

          Newco acknowledges that there may not be an adequate remedy at law for breach of its covenants to maintain the Specified Quality Standards. Newco therefore consents to the entry of an order against it for specific performance of its quality control obligations hereunder in the event (a) it is in breach of that covenant and (b) the Trust, or Servicer acting for the Trust, can meet the requisite burden of proof for preliminary injunctive relief before the tribunal chosen to enter the consent order. Such tribunal shall be a court of competent jurisdiction or an arbitral tribunal chosen by the parties. Newco acknowledges and agrees that if the parties agree to present any dispute regarding the maintenance of the Specified Quality Standards to an arbitral tribunal, the tribunal shall have power to grant such injunctive relief, and Newco will not contest the validity of any such order for relief based on grounds of lack of authority or jurisdiction.